UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2004

PERFICIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15169	74-2853258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (512) 531-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

 (a)          New Independent Accountants

On October 11, 2004, the Audit Committee engaged BDO Seidman, LLP to serve as the Registrant’s independent public accountants for the fiscal year 2004.  During the Registrant’s two most recent fiscal years and through October 10, 2004, the date prior to the engagement of BDO Seidman, LLP, neither the Registrant nor anyone on its behalf consulted BDO Seidman, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements or any other subject matter or reportable event set forth in Item 304(a)(2)(ii) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

October 12, 2004	By:	/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer